Exhibit 10.17

FIRST SURGICAL PARTNERS INC.

2011 Physician Purchase Plan

This First Surgical Partners Inc. 2011 Physician Purchase Plan (the "Plan") is designed to provide Physicians with the ability to invest with the Company in compliance with the Patient Protection and Affordable Care Act. These objectives are accomplished by providing Participants with the ability to make long-term investment in the Company under the Plan.

1.     Definitions.

(a)   "Board" - The Board of Directors of the Company.

(b)   "Committee" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If no such Committee is formed or appointed, then the Board shall act as such Committee.

(b)   "Company" - FIRST SURGICAL PARTNERS INC. and its subsidiaries including subsidiaries of subsidiaries.

(c)   "Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

(d)   "Participant" – Any Physician in good standing with the local governing medical board or oversight authority. The parties eligible to participate under the Plan shall be determined by the Board or Committee in its sole discretion.

(e)   "Stock Sale" – The sale of a specified number of shares of Stock to a Participant pursuant to a written agreement issued under the Plan.

(f)   "Securities Act" - The Securities Act of 1933, as amended from time to time.

(g)   "Stock" - Authorized and issued or unissued shares of common stock of the Company.

2.     Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to enter into and close the Stock Sales with any Participant. The price per share for each Stock Sale shall be determined by the Board or Committee in their sole and absolute discretion. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Sale made thereunder.

3.     Stock.

(a)    Authorized Stock: Stock subject to issuance under the Plan may be either unissued or reacquired Stock.

(b)    Number of Shares: Subject to adjustment herein, the total number of shares of Stock which may be issued under this Plan shall not exceed 3,000,000.

(c)    Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)    Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the Plan will be used for general corporate purposes.

4.     Terms and Conditions of Stock Sales.

(a)    Subscriptions by Participants hereunder shall be evidenced by agreements between the Company and the respective Participant, in such form and substance as the Board or Committee shall from time to time approve, an initial form of which is attached hereto as Exhibit A. In addition, each Participant will be required to execute a Lock Up Agreement and Non-Competition, Non-Disclosure and Non-Solicitation Agreement attached hereto as Exhibit B and Exhibit C, respectively. Each of the agreements executed by Participants shall be deemed to be approved by the Board and need not be identical, and in each case may include such provisions as the Board or Committee may determine. Shares of Stock which Participants receive may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock". The price per share for each Stock Sale shall be determined by the Board or Committee in their sole and absolute discretion.

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(b)   Unless approved by the Board or Committee or as set forth in the Lock Up Agreement, the Stock acquired under the Plan by the Participants shall not be assignable or transferable. Where a Participant breaches the Lock Up Agreement or Non-Competition, Non-Disclosure and Non-Solicitation Agreement, all such Stock purchased by the Participant must be returned to the Company for cancellation. Upon receipt of the Stock, the Company shall deliver the purchase price to the Participant. The Board or Committee may waive such cancellation in certain instances within their discretion.

5.     Investment Intent. All issuances under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701, Rule 506 of Regulation D or Section 4(2) thereunder. Each issuance under the Plan shall provide that the purchases thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, each issuance shall provide that no Stock shall be purchased unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the Participant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of such Stock Sale, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require.

6.     Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, suspend or terminate the Plan or revise or amend it in any respect whatsoever. In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally the number of shares of Stock reserved under the Plan. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of capital stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event.

7.     Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief financial officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

8.     Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any issuance thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

9.     Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

The foregoing 2011 Physician Purchase Plan was duly adopted and approved by the Board of Directors on October 6, 2011.

FIRST SURGICAL PARTNERS INC.
a Delaware corporation

By:	/s/ Anthony F. Rotondo
Name: Anthony F. Rotondo
Title: CEO

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Exhibit A

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof between First Surgical Partners Inc., a Delaware corporation (the “Company”), and the undersigned (the “Subscriber”).

WITNESSETH:

WHEREAS, the Board of Directors of the Company has adopted that certain 2011 Physician Purchase Plan (the “Plan”) providing that participants designated by the Board of Directors (or such duly appointed committee) may purchase shares of common stock, $0.001 par value per share (the “Common Stock”);

WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to provide the Subscriber with the ability to purchase such number of shares of Common Stock as set forth on the signature page (the “Securities”);

WHEREAS, the sale of the Securities shall be made pursuant to the exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 promulgated thereunder; and

WHEREAS, the Subscriber desires to purchase that number of Securities set forth on the signature page hereof on the terms and conditions hereinafter set forth (the “Offering”); and

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.           SUBSCRIPTION FOR SHARES AND REPRESENTATIONS AND COVENANTS BY SUBSCRIBER

1.1           Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, the Securities for the aggregate purchase price as is set forth on the signature page hereof. The purchase price is payable by check or wire transfer, to be submitted directly to the Company according to the following instructions:

Name of Account:	First Surgical Texas, Inc.
Bank:	Bank of River Oaks
Houston, Texas

ABA:	113025231
Account #:	1115310

The “Closing” shall occur upon receipt of the payment for the Securities.

1.2           The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company has limited operating history; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; and (f) there is no escrow or minimum offering in connection with this offering. Without limiting the generality of the representations set forth in Section 1.5 below, the Subscriber represents that the Subscriber has carefully reviewed the “Risk Factors” disclosed throughout the Company’s filings with the Securities and Exchange Commission.

1.3           The Subscriber acknowledges that (i) the Company, under the Plan or otherwise, may issue securities, including shares of Common Stock, at any price in its sole discretion; (ii) the Board of Directors of the Company have elected to issue shares of Common Stock under the Plan at a price initially at $0.62; and (iii) it waives any right with respect to any claim to have its purchase price set forth herein reduced to reflect any lower priced issuance.

1.4           The Subscriber represents that the Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act, as indicated by the Subscriber’s responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Securities.

1.5           The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange nor on the National Association of Securities Dealers, Inc. automated quotation system (“NASDAQ”), or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Securities to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.6           The Subscriber hereby acknowledges receipt and careful review of this Agreement and all filings the Company has filed with the Securities and Exchange Commission (the “Filings”) including Risk Factors in the Filings and all other exhibits thereto, and any documents which may have been made available upon request as reflected therein (collectively referred to as the “Offering Materials”) and hereby represents that the Subscriber has been furnished by the Company with all information regarding the Company, the terms and conditions of the sale of the Securities and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the sale of the Securities.

1.7           (a)          In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Offering Materials. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Offering Materials.

(b)          The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.8           The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby including any tax implications.

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1.9           The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D. The Subscriber understands that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.10         The Subscriber understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

1.11         The Subscriber understands that the Common Stock is NOT listed on any national securities exchange but is quoted on the over-the-counter market or the OTC Markets and that there is only a limited market for the Common Stock. The Subscriber understands that even if a public market develops for the Common Stock, Rule 144 (“Rule 144”) promulgated under the Securities Act requires for non-affiliates, among other conditions, a holding period prior to the resale (subject to certain limitations) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Securities under the Securities Act or any state securities or “blue sky” laws.

1.12         The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities that such securities (i) are subject to that certain Lock Up Agreement dated as of the date hereof and (ii) have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

1.13         It is agreed that the Company, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Shares and to close the Offering to the Subscriber at any time and that the Company will issue stop transfer instructions to its transfer agent with respect to such Securities.

1.14         The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.15         The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Securities. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

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1.16         If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.17         The Subscriber acknowledges that if he or she is a Registered Representative of a FINRA member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

1.18         The Subscriber acknowledges that at such time, if ever, as the Securities are registered, sales of the Securities will be subject to state securities laws.

1.19         The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

1.20         The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Securities by the Subscriber in violation of the Securities Act or any applicable state securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement (including the Confidential Investor Questionnaire contained in Article VII herein) or any other document furnished by the Subscriber to any of the foregoing in connection with this Agreement.

II.          REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1           Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. Each of the Company’s subsidiaries (the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted.

2.2           Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth in the Memorandum hereto and all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable.

2.3           Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, including, but not limited to the Offering Materials and to perform fully its obligations hereunder and thereunder.

2.4           No Conflict; Governmental Consents.

(a)          The execution and delivery by the Company of this Agreement and the Offering Materials and the consummation of the transactions contemplated hereby will not (i) result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, (ii) conflict with or violate any provision of the Company’s Articles of Incorporation (the “Articles”), as amended or the Bylaws, (and collectively with the Articles, the “Charter Documents”) of the Company, and (iii) will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

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(b)          No approval by the holders of Common Stock, or other equity securities of the Company is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the Offering Materials or in connection with the authorization, issue and sale of the Securities, except as has been previously obtained,

(c)          No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the Transaction Documents or in connection with the authorization, issue and sale of the Securities, except such filings as may be required to be made with the SEC, FINRA, NASDAQ and with any state or foreign blue sky or securities regulatory authority.

2.5           Privacy. The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law.

2.6           No Additional Agreements. The Company does not have any agreement or understanding with any Subscribers with respect to the transactions contemplated by this Agreement other than as specified in this Agreement.

III.         TERMS OF SUBSCRIPTION

3.1           All funds shall be submitted directly to the Company’s account identified in Section 1.1 hereof.

3.2           The Securities purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber as soon as practicable following the Closing at which such purchase takes place. The Subscriber hereby authorizes and directs the Company to deliver the Securities purchased by the Subscriber pursuant to this Agreement directly to the Subscriber’s residential or business or brokerage house address indicated on the signature page hereto.

IV.          CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

4.1           The Subscriber’s obligation to purchase the Securities at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a)          Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b)          No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)          No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(d)          Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a material adverse effect.

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(e)          Blue Sky. The Company shall have completed qualification for the Securities under applicable Blue Sky laws.

V.	COVENANTS OF THE COMPANY

5.1            Integration. The Company shall not, and shall ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Subscriber, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market in a manner that would require stockholder approval of the sale of the securities to the Subscribers.

5.2           Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Agreement, whenever any Subscriber exercises a right, election, demand or option under this Agreement and the Company does not timely perform its related obligations within the periods therein provided, then such Subscriber may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.3           Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

VI.          MISCELLANEOUS

6.1           Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, to it at:

First Surgical Partners Inc.
411 First Street Bellaire, Texas 77401
Attn: Anthony F. Rotondo, CEO

With a copy to (which shall not constitute notice):

Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Attn: Stephen M. Fleming

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of receipt.

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6.2           No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Subscriber. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right

6.3           This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.4           Upon the execution and delivery of this Agreement by the Subscriber and the Company, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to reject any subscription, in whole or in part, provided the Company returns to Subscriber any funds paid by Subscriber with respect to such rejected subscription or portion thereof, without interest or deduction.

6.5           NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE COURTS STATE OF TEXAS IN AND FOR THE COUNTY OF HOUSTON OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY

6.6           In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

6.7           The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.8           The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.9           Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

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6.10          In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscribers and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.12         The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Offering Materials and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Offering Materials or any amendments hereto.

6.13         The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.14         This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.

VII.         CONFIDENTIAL INVESTOR QUESTIONNAIRE

7.1           The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate (excluding your principal residence), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D ___	The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

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Category E ___	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F ___	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category G ___	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H ___	The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

Category I ___	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

7.2           SUITABILITY (please answer each question)

(a)          For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)          For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)          For all Subscribers, please list types of prior investments:

9

(d)          For all Subscribers, please state whether you have participated in other private placements before:

YES ___	NO ___

(e)          If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

Public or Private Companies
	Public	Private	with no, or insignificant,
	Companies	Companies	assets and operations
Frequently
Occasionally
Never

(f)          For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES ___	NO ___

(g)          For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES ___	NO ___

(h)          For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES ___	NO ___

(i)          For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES ☐ NO ☐

(j)           For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES ___	NO ___

7.3           MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of
Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Company*
(g)	Trust*
(h)	Other*

10

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4           FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

YES ___	NO ___

If Yes, please describe:

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

7.5           The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VII and such answers have been provided under the assumption that the Company will rely on them.

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11

SUBSCRIPTION FUNDS                     = $_________

PER SHARE PURCHASE PRICE      = $0.62

NUMBER OF SHARES                        = _________

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Entity Name (if applicable)	Entity Name (if applicable

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated: _____________ , 201_

This Subscription Agreement is agreed to and accepted as of _______________, 201_.

FIRST SURGICAL PARTNERS INC.

By:
Name:
Title:

12

CERTIFICATE OF SIGNATORY

(To be completed if Securities are

being subscribed for by an entity)

I, _________________________, am the _______________________ of ____________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 20__

(Signature)

13

Evhibit B

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of ________ ___, 2011, by and among First Surgical Partners Inc., a Delaware corporation (the "Company") and _________ (the “Holder”), including the Holder’s successors and permitted assigns.

WHEREAS, on ________ _, 2011 the Holder, entered into a Subscription Agreement (the “Purchase Agreement”) as provided for under the 2011 Physician Purchase Plan;

WHEREAS, at the effective time of the Purchase Agreement, the Holder shall receive shares of the Company's common stock (the “Shares”);

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the Purchase Agreement;

WHEREAS, the Holder understands and agrees that the agreements, covenants, restrictions and responsibilities set forth in this Agreement shall remain binding upon Holder and in full effect with respect to the Shares of the Company that the Holder receives in Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, there parties hereto agree as follows:

1.      Lock-up Agreement; Clawback.

(a) The Holder agrees that it shall not transfer, offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise dispose of, directly or indirectly, any Shares held by such Holder through October 6, 2020. If requested by an underwriter of Common Stock, each Holder will reaffirm the agreement set forth in this Section 1 in a separate writing in a form satisfactory to such underwriter. The Company may impose stop-transfer instructions with respect to the Shares.

(b) Notwithstanding the foregoing, the restrictions set forth in Section 1(a) above shall not apply to (A) the sale by the Holder of up to 10% of the Holder’s Shares per year, (B) transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, or (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (C) with the prior written consent of the Board of Directors of the Company. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

(c) The Shares shall be returned to the Company for cancellation upon the Holder’s (A) breach of this Agreement, (B) breach of the Non-Compete Agreement entered by and between the Company and Holder, (C) failure to maintain the required medical license by Holder or Holder’s affiliates, (D) the commencement, whether voluntary or involuntary, of any bankruptcy documentation by the Holder.

2.       Intentionally left blank.

3.       Restrictive Legend. All certificates representing the Shares deliverable to the Holder pursuant to the Purchase Agreement and any certificates subsequently issued with respect thereto or in substitution therefor shall bear a legend substantially as follows, in addition to any legend the Company determines is required pursuant to any applicable legal requirement including the standard legend required under the Shares Act of 1933, as amended:

"The shares represented by this certificate may not be offered, sold, pledged, transferred or otherwise disposed of except in accordance with the requirements of the Securities Act of 1933, as amended, and the other conditions specified in that certain Lock-Up Agreement dated as of ___________ __, 2011, copies of which agreements the Company will furnish, without charge, to the holder of this certificate upon written request therefor."

The Company, at its discretion, may cause a stop transfer order to be placed with its transfer agent(s) with respect to the certificates representing the Shares.

4.      Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holder.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first- class mail, telex, telecopier, or any courier guaranteeing overnight delivery to the addresses for the Holder and the Company set forth in the Purchase Agreement. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

(c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns as permitted hereunder of each of the parties. Specifically, the Holder understands and agrees that the agreements, covenants, restrictions and responsibilities set forth in this Agreement shall remain binding upon Holder and in full effect with respect to the Shares.

(d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of law provisions thereof. Each of the parties hereby unconditionally and irrevocably waives the right to a trial by jury in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties unconditionally and irrevocably consents to the exclusive jurisdiction of the courts of the State of Texas located in the City of Houston and the Federal district court for the Southern District of Texas located in Harris County with respect to any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and each of the parties hereby unconditionally and irrevocably waives any objection to venue in any such court.

(g) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

(h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(i) Additional Actions and Documents. The parties hereto shall take or cause to be taken such further actions, shall execute, deliver and file, or cause to be executed, delivered or filed, such further documents and instruments, and shall obtain such consents as may be necessary or as the other party may reasonably request, without the payment of further consideration, in order fully to effectuate the purposes, terms and conditions of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:	HOLDER:

First Surgical Partners Inc.

By:
Name:
Title:

Exhibit C

NON-COMPETITION, NON-DISCLOSURE,

AND NON-SOLICITATION AGREEMENT

                This Non-Competition, Non-Disclosure and Non-Solicitation Agreement (“Agreement”), dated this _______ day of _______ 2011 (the “Effective Date”), by and between ___________________________________ (“Holder”) and First Surgical Texas, Inc., a Nevada corporation (the “First Surgical”), a wholly owned subsidiary of first Surgical Partners Inc., a Delaware corporation.

RECITALS

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.            Non-Competition; Non-Solicitation. Commencing on the date hereof and ending on the last day of the Restricted Period (as defined below), Holder covenants and agrees that he will not, without the First Surgical’s prior written consent, directly or indirectly, either on behalf of himself or on behalf of any business venture, as an employee, consultant, partner, principal, stockholder, officer, director, trustee, agent, or otherwise (other than on behalf of the First Surgical or its Affiliates):

(A)         be employed by, engage or participate in the ownership, management, operation or control of, or act in any advisory, expert, consulting or other capacity for, any entity or individual that owns, operates, manages or controls a medical facility (the “Competing Facility”) that competes with the First Surgical or its Affiliates and that is located in a county in which one of First Surgical’s or First Surgical’s Affiliate’s facilities is located or a county immediately adjacent to a county in which one of First Surgical’s or First Surgical’s Affiliate’s facilities is located;

(B)           solicit or divert any business or any customer from the First Surgical or its Affiliates or assist any person, firm, corporation or other entity in doing so or attempting to do so;

(C)           cause or seek to cause any person, firm or corporation to refrain from dealing or doing business with the First Surgical or its Affiliates or assist any person, firm, corporation or other entity in doing so; or

(D)hire, solicit or divert from the First Surgical or its Affiliates any of their respective employees, consultants or agents who have, at any time during the immediately preceding one (1) year period from the date hereof or during the Restricted Period, been engaged by the First Surgical or its Affiliates, nor assist any person, firm, corporation or other entity in doing so.

As used in this Agreement, the term “Affiliates” shall mean any entity controlling, controlled by or under the common control of the First Surgical. For the purpose of this Agreement, “control” shall mean the direct or indirect ownership of thirty (30%) percent or more of the outstanding shares or other voting rights of an entity or possession, directly or indirectly, of the power to direct or cause the direction of management and policies of an entity.

As used in this Agreement, “Restricted Period” means the period commencing on the date hereof and ending two (2) years from the date that the Holder ceases to be a shareholder of the Company or its successors.

2.          Nondisclosure. Holder understands and agrees that the business of the First Surgical and its Affiliates is based upon specialized work and Confidential Information (as hereinafter defined). Holder agrees that during the Restricted Period, he shall keep secret all such Confidential Information and that he will not, directly or indirectly, use for his own benefit or for the benefit of others nor Disclose (as hereinafter defined), without the prior written consent of the First Surgical, any Confidential Information. At any time upon the First Surgical’s request, Holder shall turn over to the First Surgical all books, notes, memoranda, manuals, notebooks, records and other documents made, compiled by, delivered to, or in the possession or control of Holder containing or concerning any Confidential Information, including all copies thereof, in any form or format, including any computer hard disks, wherever located, containing any such information, it being agreed that the same and all information contained therein are at all times the exclusive property of the First Surgical and its Affiliates.

Exhibit C

As used in this Agreement, the term “Confidential Information” means any information or compilation of information not generally known to the public or the industry, that is proprietary or confidential to the First Surgical, its Affiliates and/or those doing business with the First Surgical and/or its Affiliates, including but not limited to know-how, process, techniques, methods, plans, specifications, trade secrets, patents, copyrights, supplier lists, customer lists, mailing lists, financial information, business plans and/or policies, methods of operation, sales and marketing plans and any other information acquired or developed by Holder in the course of his past, present and future dealings with the First Surgical and its Affiliates, which is not readily available to the public.

“Confidential Information” does not include any information, datum or fact: (a) currently available to the public as of the date hereof; (b) after it becomes available to the public other than as a result of a breach hereof or other wrongful conduct by Executive; (c) after it becomes available to Executive on a non-confidential basis from a source other than the Company or its Affiliates or a person or entity breaching his or its confidentiality agreement or other relationship of confidence with the Company or its Affiliates; or (d) developed independently by Executive without any reference to or use whatsoever of any Confidential Information of the Company or its Affiliates.

As used in this Agreement, the term “Disclose” means to reveal, deliver, divulge, disclose, publish, copy, communicate, show, allow or permit access to, or otherwise make known or available to any third party, any of the Confidential Information.

3.          Blue Pencil Doctrine. In the event that the restrictive covenants contained in Section 1 and/or Section 2 of this Agreement shall be found by a court of competent jurisdiction to be unreasonable by reason of such restrictive covenants extending for too great a period of time or over too great a geographic area or by reason of such restrictive covenants being too extensive in any other respect, then such restrictive covenant shall be deemed modified to the minimum extent necessary to make such restrictive covenant reasonable and enforceable under the circumstances.

4.          Injunctive Relief. If Holder shall breach or threaten to breach any of the provisions of Section 1 and/or Section 2, in addition to and without limiting any other remedies available to the First Surgical at law or in equity, the First Surgical shall be entitled to seek immediate injunctive relief in any court to restrain any such breach or threatened breach and to enforce the provisions of Section 1 and/or Section 2, as the case may be. Holder acknowledges and agrees that there is no adequate remedy at law for any such breach or threatened breach and, in the event that any proceeding is brought seeking injunctive relief, Holder shall not use as a defense thereto that there is an adequate remedy at law.

5.          Reasonableness of Covenants. Holder acknowledges and agrees that the restrictive covenants contained in this Agreement are a necessary inducement to First Surgical purchasing Holder’s ownership interests in the Entities, and that the scope (geographic and otherwise) and period of duration of the restrictive covenants contained in this Agreement are both fair and reasonable and that the interests sought to be protected by the First Surgical are legitimate business interests entitled to be protected. Holder further acknowledges and agrees that the First Surgical would not have purchased Holder’s ownership interests in the Entities pursuant to the Contribution Agreement unless Holder entered into this Agreement.

6.          General Provisions.

(A)         Entire Agreement. This Agreement, together with the Contribution Agreement and any other agreements contemplated thereby, contain the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior or contemporaneous agreements and understandings, oral or written, among the parties hereto and thereto with respect to the subject matter hereof and thereof.

(B)         Amendment; Waiver. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all of the parties and then such waiver shall only be effective in the specific instance and for the specific purpose for which it was given.

(C)         Notices. All notices and other communications under this Agreement shall be in writing and shall be given in accordance with the notice provisions of the Contribution Agreements.

Non-Competition,Non-disclosure and Non-Solicitation agreement	Page 19

(D)         Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representative(s), successors and permitted assigns. This Agreement may be assigned to, and thereupon shall inure to the benefit of, any organization which succeeds to substantially all of the business or assets of the First Surgical, whether by means of merger, consolidation, acquisition of all or substantially all of the assets of the First Surgical or otherwise, including, without limitation, by operation of law.

(E)         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed in that state, without regard to any of its principles of conflicts of laws or other laws that would result in the application of the laws of another jurisdiction. This Agreement shall be construed and interpreted without regard to any presumption against the party causing this Agreement to be drafted. Each of the parties hereby unconditionally and irrevocably waives the right to a trial by jury in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties unconditionally and irrevocably consents to the exclusive jurisdiction of the courts of the State of Texas located in the City of Houston and the Federal district court for the Southern District of Texas located in Harris County with respect to any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and each of the parties hereby unconditionally and irrevocably waives any objection to venue in any such court.

(F)         Recovery of Attorneys’ Fees and Costs. If any action for breach of or to enforce the provisions of this Agreement is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys’ fees and costs. Such attorneys’ fees and costs shall be paid by the non-prevailing party in such action.

(G)         Headings. The headings to the paragraphs of this Agreement are intended for the convenience of the parties only and shall in no way be held to explain, modify, amplify or aid in the interpretation of the provisions hereof.

(H)         Severability. The provisions of this Agreement shall be deemed severable and if any portion hereof shall be held invalid, illegal or unenforceable for any reason by a court of competent jurisdiction, the remainder shall not thereby be invalidated but shall remain in full force and effect.

(I)         Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

(J)         Referrals. Nothing in this Agreement limits the ability of Holder refer patients to any facility.

(K)         Compliance with Business and Commerce Code. To the extent that this agreement does not qualify for an exception from the provisions of Tex. Bus. & Comm. Code § 15.50(b) pursuant to Tex. Bus. & Comm. Code § 15.50(c): (i) this Agreement will not deny Holder access to a list of Holder’s patients whom Holder had seen or treated within one year of termination of the contract or employment; (ii) Holder shall have access to medical records of Holder’s patients upon authorization of the patient and any copies of medical records for a reasonable fee as established by the Texas Medical Board under Section 159.008, Occupations Code; (iii) any access to a list of patients or to patients’ medical records after termination of the contract or employment shall not require such list or records to be provided in a format different than that by which such records are maintained except by mutual consent of the parties to the contract; (iv) Holder will not be prohibited from providing continuing care and treatment to a specific patient or patients during the course of an acute illness even after the contract or employment has been terminated; and (v) the covenant not to compete of this Agreement may be bought out by Holder for a reasonable price determined by a mutually agreed upon arbitrator or, in the case of an inability to agree, an arbitrator of the court whose decision shall be binding on the parties.

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Non-Competition,Non-disclosure and Non-Solicitation agreement	Page 20

In Witness Whereof, the parties hereto have executed this Agreement as of the date first set forth above.

Holder:	First Surgical:

FIRST SURGICAL TEXAS, INC.

By:	By:
Name:	Name:
Title:	Title:

Non-Competition,Non-disclosure and Non-Solicitation agreement	Page 21